UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

On August 16, 2005, CNL Hotels & Resorts, Inc. furnished a press release on Form 8-K which had been previously released on August 15, 2005 announcing its financial results for the second quarter ended June 30, 2005. During the edgarization process, data for three of the operating data tables in the furnished press release were inadvertently inserted into an incorrect table solely within the presentation of operating data. The tables affected were the “Unaudited Property Operating Data - Comparable Properties” for the three and six months ended June 30, 2005 and the “Unaudited Property Operating Data - Adjusted Comparable Properties” for the three months ended June 30, 2005. This correction pertains only to the press release furnished on Form 8-K, not the press release issued on August 15, 2005. A copy of the corrected press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(C)  Exhibits
Exhibit 99.1 Press release dated August 15, 2005. (Furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: August 18, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press release dated August 15, 2005 (Furnished herewith).